UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

PRESSTEK, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-17541	02-0415170
(Commission File Number)	(I.R.S. Employer Identification Number)

10 Glenville Street, Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)
(203) 769-8056
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 15, 2009 (the “Forbearance Amendment Effective Date”) Presstek, Inc. (the “Company”) and certain of its affiliated U.S. companies, including Lasertel, Inc., Precision Lithograining Corp., Precision Acquisition Corp., SDK Realty Corp., ABD International, Inc., Presstek Capital Corp., Presstek Overseas Corp., ABD Canada Holdings , Inc. and Presstek New York, Inc. entered into an Amendment No. 1 to Forbearance and Amendment Agreement (the “Amendment”) with its bank lending group consisting of RBS Citizens, National Association, as Administrative Agent and Lender, Keybank National Association and TD Bank, N.A. (the banks collectively are referred to as “Lenders”). The Amendment amends an Amended and Restated Credit Agreement, dated as of November 5, 2004, as amended, among the Company and the Lenders (the “Credit Agreement”). Certain capitalized terms used below without definition have the meanings assigned to them in the Credit Agreement.

The Amendment amends the Forbearance and Amendment Agreement dated October 1, 2009 (the “Original Forbearance”), which was attached as an exhibit to the Form 8-K filed by the Company on October 2, 2009. Such exhibit and disclosures in Item 1.01 on such Form 8-K filed on October 2, 2009 are incorporated by reference herein.

Set forth below is a brief description of material terms and conditions of the Amendment:

1.        The expiration date of the Original Forbearance has been extended from December 15, 2009 to the earlier of the fifth day following the date on which the previously disclosed pending sale by the Company of its Lasertel, Inc. subsidiary is completed and March 31, 2010 (the “Forbearance Termination Date”). The forbearance early termination conditions remain substantially the same as in the Original Forbearance.

2.         The aggregate Revolving Loan Commitment of the Lenders has been reduced to $25,000,000 from $27,000,000. In addition, the Company repaid the outstanding balance of the Term Loan as a condition to effectiveness of the Amendment.

3.          The Company is required to provide certain additional consolidated and consolidating financial information to the Administrative Agent, as well as financial projections with respect to the Company’s 2010 fiscal year.

The Amendment is attached as an exhibit to this Form 8-K.

Item 7.01  Regulation FD Disclosure.

On November 16, 2009, Presstek, Inc. issued a press release with respect to the Amendment No. 1 to Forbearance and Amendment Agreement described under Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the

Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Presstek, Inc. under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description
10.1	Amendment No. 1 to Forbearance and Amendment Agreement dated November 15, 2009
99.1	Press Release of Presstek, Inc. dated November 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
By:	/s/ James R. Van Horn
James R. Van Horn
Vice President, General Counsel and Secretary

Dated: December 18, 2009